SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 17, 2000
                                                -----------------

                    VISKASE COMPANIES INC.
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Delaware                  0-5485       95-2677354
-------------------------------  ------------   ------------
(State or other jurisdiction of  (Commission       (I.R.S.
incorporation or organization)    File No.)       Employer
                                                Identification
                                                     No.)


6855 West 65th Street, Chicago, Illinois        60638
------------------------------------------  ------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including
area code:  (708) 496-4200
           ----------------




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          Page 1 of 4 Pages


Item 5. - Other Events
          ------------

On January 17, 2000, Viskase Companies, Inc. announced that it intends to sell its plastic barrier and non-barrier shrink film business. A copy of a press release relating to the announcement is attached hereto as Exhibit 99.


Item 7. -  Financial Statements and Exhibits
           ---------------------------------

  (c)      Exhibits

  EX-99    Press release dated January 17, 2000.


                         SIGNATURES
                         ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VISKASE COMPANIES, INC.
                                    -------------------------
                                    Registrant

                                    By:  /s/ Gordon S. Donovan
                                       ------------------------
                                       Gordon S. Donovan
                                       Vice President, Chief
                                       Financial Officer and
                                       Treasurer

January 25, 2000

Exhibit No.   Description of Exhibits                       Page
-----------   ----------------------------------------      ----

 EX-99        Press release dated January 17, 2000.          4